                           Schedule 14(a) Information

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use  of the  Commission  Only  (as  permitted  by  Rule
        14a-6(e)(2))
[X]    Definitive  Proxy  Statement
[ ]    Definitive  Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Affinity Technology Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
             ------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
             ------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______
         (4) Proposed maximum aggregate value of transaction:
             ------------------------------------------------
         (5) Total fee paid:
             ------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
  Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
             ------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
             ------------------------------------------------
         (3) Filing Party:
             ------------------------------------------------
         (4) Date Filed:
             ------------------------------------------------

                             AFFINITY TECHNOLOGIES
                                     [LOGO]




                                              April 30, 2002



Dear Stockholders of Affinity Technology Group, Inc.:

         On behalf of the Board of Directors of Affinity Technology Group, Inc., it is my pleasure to invite you to attend the 2002 Annual Meeting of Stockholders of Affinity Technology Group, Inc., to be held at Embassy Suites, 200 Stoneridge Drive, Columbia, South Carolina, on Thursday, May 30, 2002, at 9:00 a.m. local time.

         The principal business of the meeting will be the election of directors and the ratification of the appointment of independent auditors. In addition, we plan to review the Company's business during the past year and our outlook for the current year.

         This booklet, which contains the Notice of Annual Meeting and the Proxy Statement, describes the business to be transacted at the meeting and provides certain other information about the Company and its directors and executive officers which you should consider when voting your shares.

         It is important that your shares be represented at the meeting, whether or not you plan to attend. In order to be certain that your shares will be voted at the meeting, please complete, date and sign the accompanying proxy card and return it in the enclosed postage prepaid envelope, which requires no postage if mailed in the United States.

         I look forward to seeing you at the meeting.



                                              Very truly yours,


                                              Joseph A. Boyle
                                              Chairman, President and Chief
                                               Executive Officer

                         AFFINITY TECHNOLOGY GROUP, INC.
                          1122 Lady Street, 11th Floor
                                   Suite 1145
                               Columbia, SC 29201

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------


To the Stockholders of Affinity Technology Group, Inc.:

         The Annual Meeting of the Stockholders of Affinity Technology Group, Inc. (the "Company") will be held at Embassy Suites, 200 Stoneridge Drive, Columbia, South Carolina, on Thursday, May 30, 2002, at 9:00 a.m. local time for the following purposes:

         O        To elect four members to the Board of Directors;

         O To consider and vote upon a proposal to ratify the appointment Scott McElveen LLP as independent auditors for the year ending December 31, 2002; and

         O To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 9, 2002, as the record date for the determination of stockholders entitled to vote at the meeting. Accordingly, only stockholders who are holders of record at the close of business on that date are entitled to notice of and to vote at the meeting.

         A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the principal executive offices of the Company at 1122 Lady Street, Suite 1145, Columbia, South Carolina.

                                              By order of the Board of
                                              Directors:



                                              Joseph A. Boyle
                                              Chairman, President and Chief
                                               Executive Officer

         YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

April 30, 2002

                               GENERAL INFORMATION

PROXY SOLICITATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Affinity Technology Group, Inc. (the "Company") of proxies to be voted at the 2002 Annual Meeting of Stockholders of the Company to be held at Embassy Suites, 200 Stoneridge Drive, Columbia, South Carolina, on Thursday, May 30, 2002, at 9:00 a.m. local time. The entire cost of such solicitation will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Company may reimburse them for their expenses in doing so. Personal solicitations may be conducted by directors, officers and employees of the Company. This Proxy Statement and accompanying proxy card will be mailed to stockholders on or about April 30, 2002.

VOTING PROCEDURES

         The Company's common stock, par value $0.0001 per share ("Common Stock"), is the only outstanding voting security of the Company. Holders of record of the Common Stock at the close of business on April 9, 2002, are entitled to vote at the Annual Meeting and are entitled to one vote for each share held. At the close of business on April 9, 2002, there were 40,731,355 shares of Common Stock outstanding.

         Under Article II, Section 6 of the Amended and Restated By-Laws of the Company (the "By-Laws"), the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. The By-Laws further provide that if a quorum is initially present, the stockholders of the Company may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting a quorum for the meeting. Abstentions, shares that are withheld as to voting with respect to one or more of the nominees for director and shares held by a broker, as nominee, that are voted at the discretion of such broker on any matter will be counted in determining the existence of a quorum.

         Under the Company's By-Laws, directors are elected by a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares that are withheld as to voting with respect to a nominee for director will not be treated as votes cast with respect to the election of directors. The proposal to ratify the appointment of independent auditors for the year ending December 31, 2002, will be approved if it receives the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. For such purposes, abstentions will be treated as shares present and entitled to vote and, consequently, will be treated as a vote against such proposal. However, shares held of record by a broker, as nominee, that are not voted on such proposal will not be treated as shares present and entitled to vote on such proposal and, accordingly, will not affect the outcome of such proposal.

VOTING OF PROXIES

         The shares represented by the accompanying proxy card and entitled to vote will be voted if the proxy card is properly signed and received by the Secretary of the Company prior to the meeting. Where a choice is specified on any proxy card as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. Where no choice is specified, the proxy will be voted for the election of the persons nominated to serve as the directors of the Company named in this Proxy Statement and for the proposal to ratify the appointment of Scott McElveen LLP as independent auditors for the year ending December 31, 2002, and in such manner as the persons named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the meeting or any adjournment thereof. Any stockholder giving a proxy has the right to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by attending the meeting and giving notice of his or her intention to vote in person or by executing and delivering to the Company a proxy bearing a later date.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of April 1, 2002, by: (i) each director and nominee for director of the Company; (ii) each current executive officer of the Company named under the caption "Executive Compensation--Summary Compensation Table," below; (iii) each other person who is known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock (a "five percent stockholder"); and (iv) all directors and executive officers as a group. Except as set forth in the footnotes to the table below, each of the stockholders identified in the table below has sole voting and investment power over the shares beneficially owned by such person. Except as noted in the footnotes to the following table, the address of each five percent stockholder is 1122 Lady Street, 11th Floor, Suite 1145, Columbia, South Carolina, 29201.

                                                                                     Percent of
                                                             Number of Shares       Outstanding
DIRECTORS AND EXECUTIVE OFFICERS                            Beneficially Owned      Shares Owned
--------------------------------                            ------------------      ------------
Peter R. Wilson (1)                                                178,400              *
Robert M. Price (2)                                                242,274              *
Terrence J. Sabol, Sr. (3)                                         263,300              *
Joseph A. Boyle (4)                                              1,233,500            3.03%
Alan H. Fishman (5)                                              2,388,498            5.86%
Wade H. Britt, III (6)                                             145,500              *
Directors and executive officers as a group (6 persons)          4,451,472           10.93%

OTHER FIVE PERCENT STOCKHOLDER
The South Financial Group (7)                                    4,876,340           11.97%

--------------------------------
*        Indicates less than one percent.
(1)      Includes options to acquire 40,000 shares of Common Stock.
(2)      Includes options to acquire 50,600 shares of Common Stock.
(3) Includes options to acquire 262,500 shares of Common Stock. Mr. Sabol's employment with the Company was terminated effective January 31, 2002. Unless exercised, his options will expire 90 days after January 31, 2002.
(4)      Includes options to acquire 721,000 shares of Common Stock.
(5) Includes options to acquire 50,600 shares of Common Stock. Mr. Fishman has advised the Company of his intention not to stand for re-election to the Board of Directors.
(6)      Includes options to acquire 140,000 shares of Common Stock.
(7) The South Financial Group was formerly known as Carolina First Corporation. Also includes 3,471,340 shares held by CF Investment Company, which is a wholly owned subsidiary of Blue Ridge Finance Company, which is a wholly owned subsidiary of The South Financial Group. The South Financial Group's address is Post Office Box 1029, Greenville, South Carolina, 29602.

THE SOUTH FINANCIAL GROUP (FORMERLY CAROLINA FIRST CORPORATION)

         On November 8, 1995, the Company issued a warrant (the "Warrant") to The South Financial Group (formerly Carolina First Corporation) that entitled The South Financial Group to purchase an aggregate of 6,666,340 shares of Common Stock of the Company for a purchase price of approximately $0.0001 per share. The terms of the Warrant provided, among other things, that such warrant could not be exercised by The South Financial Group into a number of shares of Common Stock equal to or greater than five percent of all outstanding shares of Common Stock of the Company unless The South Financial Group obtained the written consent of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"). During 1997, The South Financial Group obtained the consent of the Federal Reserve Board to exercise the Warrant in full, and in 2001, The South Financial Group exercised the warrant in full. As a bank holding company, The South Financial Group may be required by the Federal Reserve Board to reduce its ownership of Common Stock of the Company to less than five percent of the Company's outstanding shares of Common Stock if the Company engages in any business activity determined by the Federal Reserve Board to be impermissible for a bank holding company.

                               BOARD OF DIRECTORS

         The business and affairs of the Company is managed by or under the direction of the Board of Directors, as provided by Delaware law and the Company's By-Laws. The directors establish overall policies and standards for the Company and review the performance of management. The directors are kept informed of the Company's operations at meetings of the Board, through reports and analyses and through discussions with management.

MEETINGS OF THE BOARD

         The Board of Directors met four times during the year ended December 31, 2001. Except for Alan H. Fishman, all directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and of the Committees of the Board of Directors on which they served during 2001.

COMMITTEES OF THE BOARD

         The Board of Directors has established an Audit Committee and a Compensation Committee. There is no nominating committee of the Board of Directors.

         The Audit Committee, established in 1996, has the authority to recommend the annual appointment of the Company's independent auditors, with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles used by the Company in financial reporting and the adequacy of the Company's internal control procedures. The members of the Audit Committee, which met once during the year ended December 31, 2001, are Dr. Peter R. Wilson (Chairman) and Robert M. Price.

         The Compensation Committee has the authority, among other things, to:
(i) determine the cash and non-cash compensation of each of the Company's executive officers and any other employee with an annual salary in excess of $100,000; (ii) consider and recommend to the Board such general and specific employee equity and other incentives as it may from time to time deem advisable; and (iii) administer the Company's stock option plans. The members of the Compensation Committee, which met three times during the year ended December 31, 2001, are Alan H. Fishman (Chairman), Robert M. Price and Dr. Peter R. Wilson.

NOMINEES FOR DIRECTOR

         Article III, Section 2 of the By-Laws of the Company provides that the Board of Directors shall consist of at least three and no more than fifteen members, which number will be determined, from time to time, by resolution adopted by the Board of Directors of the Company. The Board of Directors has set the number of directors at four. The four persons named below are nominated to serve on the Board of Directors until the 2003 Annual Meeting of Stockholders or until their successors are elected and qualified. Other than Mr. Britt, each nominee is currently a director of the Company.

         The age and a brief biographical description of each nominee for director are set forth below.

JOSEPH A. BOYLE (48) became President and Chief Executive Officer of the Company in January 2000, a director in March 2000, and Chairman in March 2001. Mr. Boyle has also served as Chief Financial Officer of the Company since September 1996. Mr. Boyle held the title of Senior Vice President from September 1996 to January 2000 and Treasurer from May 1997 to January 2000. From May 1997 to July 1998, Mr. Boyle also served as Secretary of the Company. Prior to joining the Company, Mr. Boyle served as Price Waterhouse, LLP's engagement partner for most of its Kansas City, Missouri financial services clients and as a member of the firm's Mortgage Banking Group. Mr. Boyle was employed by Price Waterhouse, LLP from June 1982 to August 1996.

ROBERT M. PRICE (71) has served as a director of the Company since November 1994. He has been President of PSV, Inc., a technology consulting business located in Burnsville, Minnesota, since 1990. Between 1961 and 1990, Mr. Price served in various executive positions, including Chairman and Chief Executive Officer, with Control Data Corporation, a mainframe computer manufacturer and business services provider. Mr. Price is a graduate of Duke University, and earned a master's degree at the Georgia Institute of Technology. Mr. Price is a director of Public Service Company of New Mexico and Datalink Corporation.

DR. PETER R. WILSON (48) has been a director of the Company since March 1994. Dr. Wilson served as Secretary of the Company from March 1994 until February 1996 and has been an Associate Professor at the Fuqua School of Business at Duke University since September 1991. He was an Assistant Professor at New York University's Stern School of Business between January 1983 and August 1991. Dr. Wilson teaches in the areas of financial accounting, financial reporting, financial statement analysis and strategic cost management. He earned a bachelor's degree and a Ph.D. in accounting at the University of North Carolina.

WADE H. BRITT, III (60) has served the Company as the Managing Director of Surety Mortgage, Inc. since 1997 and since 1998 served as a director of the Company's subsidiaries, Multi Financial Services, Inc. and Surety Mortgage, Inc. Since 1988 Mr. Britt has also served as a consultant and advisor to numerous clients in the financial services industry and legal profession. From 1982 until 1988 he was the President and Chief Executive Officer of SCN Mortgage Corporation and Senior Vice President of South Carolina National Bank. Mr. Britt earned a bachelor's and Juris Doctor degrees from the University of South Carolina.

COMPENSATION OF DIRECTORS

         During 2001, the Company had a policy under which all non-employee directors of the Company received a fee of $2,000 for each meeting attended in person and $500 for each meeting attended by teleconference. In addition, each non-employee director was entitled to receive an annual grant, effective on the fifth business day after each annual stockholders' meeting, of an option to acquire 5,000 shares of Common Stock. Each such option was exercisable at the closing sales price of shares of Common Stock on the business day immediately prior to the date of grant, was immediately exercisable and had a term of five years from the date of grant. In March 2002, the Board of Directors approved a new director compensation program under which all non-employee directors will receive a one-time grant of options to purchase 100,000 shares of the Company's stock at the closing sales price of the Company's Common Stock on the business day immediately prior to the date of grant. Such options will vest ratably over a two-year period. Under the program, all non-employee directors currently on the Board of Directors were granted options to purchase 100,000 shares at $0.09 per share on March 20, 2002, and any new non-employee director appointed to the Board will be granted options to purchase 100,000 shares at the time of his or her election to the Board. Under the new program, directors are not entitled to receive any cash compensation for their service as directors. However, the Board of Directors may determine to change the Company's policy for compensating non-employee directors, including the number and terms of options to be granted to directors, at any time and for any reason. All directors are reimbursed for out-of-pocket expenses incurred in attending any Board of Directors or Committee meetings.

         The Company also has adopted the Non-employee Directors' Stock Option Plan of Affinity Technology Group, Inc. (the "Directors' Option Plan"), under which directors who are not employees of the Company or any of its subsidiaries were entitled to receive an initial award ("Initial Awards") in the form of an option to purchase shares of Common Stock having an aggregate fair market value of $50,000 and a subsequent award ("Annual Awards") in each year in the form of an option to purchase shares of Common Stock having an aggregate fair market value of $15,000. The Directors' Option Plan authorizes the issuance of no more than 100,000 shares of Common Stock. During 1997, each of the Company's current non-employee directors (Messrs. Fishman, Price and Wilson) was granted an Initial Award consisting of an option to purchase 12,903 shares of Common Stock of the Company at $3.88 per share under the Directors' Option Plan. During 1998, each of the Company's current non-employee directors (Messrs. Fishman, Price and Wilson) was granted an Annual Award consisting of an option to purchase 12,097 shares of Common Stock of the Company at $1.22 per share under the Directors' Option Plan. The Board of Directors has suspended any further grants under the Directors' Option Plan.

         During 1995, certain current non-employee directors of the Company (Messrs. Fishman and Price) were each granted an option to purchase 10,600 shares of Common Stock at an exercise price of approximately $0.44 per share.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the annual and long-term compensation earned by the Chief Executive Officer and the one other highly compensated executive officer employed by the Company at December 31, 2001 (the "Named Executives") for services rendered to the Company and its subsidiaries in all capacities for the years ended December 31, 2001, 2000, and 1999.

                                                                                                      LONG TERM
                                                                                                     COMPENSATION
                                                                                                        AWARDS
                                                                    ANNUAL COMPENSATION          SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION                  YEAR        SALARY          BONUS            OTHER    OPTIONS/SARS (#)
---------------------------                  ----        -------         -----            -----    ----------------
Joseph A. Boyle                              2001     $  110,769        $   -            $  -       200,000
    President, Chief Executive Officer,      2000        140,000            -               -       400,000(1)
    and Chief Financial Officer              1999        140,000            -               -          -


Terrence J. Sabol, Sr.                       2001        110,769(2)         -               -          -
    Senior Vice President - Technology       2000        140,000            -               -        50,000
                                             1999        140,000            -               -          -

--------------------------------------------------------------------------------
(1)      Includes 200,000 performance-based stock options.
(2) Mr. Sabol's employment with the Company was terminated on January 31, 2002.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

         The following table sets forth the number of shares of the Company's Common Stock covered by outstanding stock options held by each of the Named Executives at December 31, 2001 and the value of those options based on the closing share price of $0.055 on December 31, 2001. None of the Named Executives exercised any outstanding options during the year ended December 31, 2001.


                                 NUMBER OF
                                 SECURITIES          VALUE OF
                                 UNDERLYING         UNEXERCISED
                                UNEXERCISED        IN-THE-MONEY
                                OPTIONS/SARS       OPTIONS/SARS
                               AT FY-END (#)       AT FY-END ($)
                               -------------       -------------
                                EXERCISABLE/       EXERCISABLE/
  NAME                         UNEXERCISABLE       UNEXERCISABLE
  ----                         -------------       -------------
  Joseph A. Boyle             431,000 / 464,000      $ 0 / $ 0
  Terrence J. Sabol, Sr.(1)   217,500 / 90,000       $ 0 / $ 0




                     OPTION / SAR GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMMED ANNUAL
                                                                                         RATES OF STOCK PRICE
                                                      INDIVIDUAL                        APPRECIATION FOR OPTION
                                                        GRANTS                                  TERM
                   ----------------------------------------------------------------
                   NUMBER OF       PERCENT OF
                   SECURITIES     TOTAL OPTIONS
                   UNDERLYING     / SARS GRANTED    EXERCISE OR
                   OPTIONS/SARS   TO EMPLOYEES      BASE PRICE
NAME               GRANTED (#)    IN FISCAL YEAR       ($/SH)       EXPIRATION DATE   5% ($)      10% ($)
----               -----------    --------------       ------       ---------------   ------      -------

Joseph A. Boyle    200,000 (2)       100.00%          $ 0.09        April 19, 2011     $11,320     $28,687

--------------------------
(1) Mr. Sabol's employment with the Company was terminated on January 31, 2002.
(2) Options granted to Mr. Boyle in 2001 were vested immediately in lieu of certain reductions in Mr. Boyle's cash compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No interlocking relationships exist between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                                PERFORMANCE GRAPH


         The graph set forth below compares, for the five-year period beginning December 31, 1996, the "cumulative stockholder return" to stockholders of the Company as compared with the return of The Nasdaq Stock Market Index (U.S. Companies) (the "Nasdaq Market Index"), the J.P. Morgan Hambrecht & Quist Technology Index ("J.P. Morgan H&Q Technology Index"), the Company's previous industry index, and of the Media General Computer Software and Sources Group Index ("Media General Software and Services Group"), the Company's current industry index. The J.P. Morgan H&Q Technology Index has been discontinued effective April 5, 2002. "Cumulative stockholder return" has been computed assuming an investment of $100, at the beginning of the period indicated, in the Common Stock of the Company and the stock of the companies included in the Nasdaq Market Index, the J.P. Morgan H&Q Technology Index, and the Media General Software and Services Group, and assuming the reinvestment of dividends.

                              [PERFORMANCE GRAPH]

                                                              MEDIA GENERAL      AFFINITY
                                           J. P. MORGAN H&Q    SOFTWARE AND     TECHNOLOGY
         DATES        NASDAQ MARKET INDEX  TECHNOLOGY INDEX   SERVICES GROUP    GROUP, INC.
   -----------------  -------------------  ----------------   --------------  --------------
   December 31, 1996        100.00             100.00            100.00            100.00
   December 31, 1997        122.32             117.24            120.65             36.54
   December 31, 1998        172.52             182.36            180.07              9.62
   December 31, 1999        304.29             407.27            309.02             10.58
   December 31, 2000        191.25             263.28            185.66              1.92
   December 31, 2001        152.46             181.99            164.49              0.85



                      REPORT OF THE COMPENSATION COMMITTEE
                                       ON
                             EXECUTIVE COMPENSATION

         This report has been prepared to describe the Company's executive compensation policies and the basis for the compensation earned by the Company's President and Chief Executive Officer during the year ended December 31, 2001.

OVERVIEW

         The Compensation Committee of the Board of Directors of the Company was formed in July 1995 to approve certain matters with respect to compensation paid to highly compensated employees of the Company, including executive officers. The Committee, which currently consists of two non-employee directors, has the authority, among other things, to: (i) determine the cash and non-cash compensation of each of the Company's executive officers and any other employee with an annual salary in excess of $100,000; (ii) consider and recommend to the Board such general and specific employee equity and other incentives as it may from time to time deem advisable; and (iii) administer the Company's stock option plans. The Committee currently consists of Robert M. Price and Dr. Peter
R. Wilson.

COMPONENTS OF COMPENSATION

         Executive compensation presently consists of base salaries and options to acquire Common Stock of the Company.

         Base Salaries. The base salary initially paid by the Company to its executive officers primarily reflects negotiations between the Company and each such officer at the time such officer was offered employment with the Company.

         During 2001, in consideration of the Company's financial situation, the Compensation Committee reduced the salaries paid to its executive officers by 25%, in the aggregate. Such measures were part of the Company's overall efforts to reduce cash expenses.

         Options. By awarding stock options to executive officers that otherwise do not have a significant equity interest in the Company, the Company attempts to align the interests of its executive officers with those of the Company's stockholders. The Compensation Committee has not adopted any objective criteria that relate the number of options granted to executive officers to the Company's performance. However, the Company has attempted to use its option plan to offer a significant component of potential compensation paid to executive officers, many of whom the Company believes would require additional cash compensation in the absence of stock options. During 2001, the Compensation Committee determined to award additional options to certain executive officers to increase their equity interests in the Company and their participation in future stock price increases.

COMPENSATION PAID TO THE CHIEF EXECUTIVE OFFICER

         Effective April 2, 2001, Mr. Boyle agreed to reduce his salary to $100,000 in an effort to reduce cash expenses. During 2001 the Company granted to Mr. Boyle options to acquire 200,000 shares of Common Stock.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million the deductible amount of compensation paid to any Named Executive unless certain actions are taken by the Company. Generally, the Company's stock option plans have been designed to qualify for a deduction without limitation under these rules. Due to current salary levels, the Company believes that it is unlikely that the application of these rules will prevent the Company from claiming a deduction for the amount of compensation paid to executive officers.

         This report is submitted by the Compensation Committee of the Company.

                                               Compensation Committee:
                                                      Robert M. Price
                                                      Dr. Peter R. Wilson

                         REPORT OF THE AUDIT COMMITTEE

         Pursuant to its written charter, the Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. Each member of the Audit Committee is independent within the meaning of Rule 4200 of the National Association of Securities Dealers' listing standards. Management has the primary responsibility for the Company's Annual Report, including the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Committee reviewed and discussed the Company's audited financial statements with management and the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including receipt of the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Discussion with Audit Committees) and the compatibility of non-audit services provided by the auditors with the auditors' independence.

         Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Board approve the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission.


                                                Audit Committee:
                                                       Dr. Peter R. Wilson
                                                       Robert M. Price

                                ACCOUNTING FEES

         As discussed under "Appointment of Independent Auditors" the Company dismissed its previous independent auditors, Ernst & Young LLP, in March 2002 and engaged Scott McElveen LLP to perform the audit of the Company's 2001 financial statements. Audit fees paid to Ernst & Young LLP in 2001 relating to the audit of the Company's 2000 financial statements and certain reviews of the Company's 2001 quarterly information totaled $154,852. The Company paid no amounts to Scott McElveen LLP in 2001. The fees paid to independent auditors during 2001 are summarized as follows:

           Audit Fees: $100,300

           Financial Information Systems Design and Implementation Fees: $ -

           All other Fees: $ 54,552


                           PROPOSALS TO BE VOTED UPON

ELECTION OF DIRECTORS

         The four individuals set forth under the caption "Board of Directors-Nominees for Director" have been nominated by the Board of Directors for election at the 2002 Annual Meeting of Stockholders. Each nominee for director has indicated that he is willing and able to serve as a director, if elected. However, if any nominee should become unable to serve or for good cause will not serve, the persons named on the enclosed proxy card will vote for such other nominees and substituted nominees as designated by the Board of Directors.


APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of Scott McElveen LLP, Columbia, South Carolina, has been appointed by the Board of Directors of the Company as independent auditors for the year ending December 31, 2002, subject to ratification of that appointment by the stockholders of the Company. Scott McElveen LLP has acted as independent auditors for the Company since March 2002. Representatives of Scott McElveen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions.

         In March 2002 the Company's Board of Directors dismissed the Company's former independent auditors, Ernst & Young LLP. The decision to change independent auditors was approved by resolution of the Board of Directors. The former auditors' report on the Company's financial statements as of and for the period ended December 31, 2000 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles; however, the report on the Company's December 31, 2000 financial statements contained an explanatory paragraph regarding the uncertainty as to the Company's ability to continue as a going concern. There were no disagreements with the former auditors on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure with respect to the Company's consolidated financial statements up through the time of dismissal that, if not resolved to the former auditor's satisfaction, would have caused them to make reference to the matter in their report.

         The persons named on the accompanying proxy card intend to vote in favor of the ratification of the appointment of Scott McElveen LLP as independent auditors for the year ending December 31, 2002, unless a contrary choice is indicated on the enclosed proxy card. The Board of Directors unanimously recommends that each stockholder vote FOR this proposal.

                           PROPOSALS BY STOCKHOLDERS

         Under certain conditions, stockholders may request the Company to include a proposal for action at a forthcoming meeting of the stockholders of the Company in the proxy material of the Company for such meeting. All proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders of the Company must be received by the Company no later than December 27, 2002 for inclusion in the Proxy Statement and proxy card relating to such meeting.

         In addition, under Article II, Section 9 of the Company's By-Laws, nominations for election as a director of the Company and proposals for stockholder action must be made in writing and be delivered or mailed to the Secretary of the Company (i) in the case of an annual meeting of stockholders that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to such anniversary date and (ii) in the case of an annual meeting of stockholders that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, or in the case of a special meeting of stockholders, not later than the close of business on the tenth day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. Such notification must contain a written statement of the stockholder's proposal and of the reasons therefor, and, in the case of a nomination for director, nominations must contain the following information to the extent known by the notifying stockholder: (a) the name, age and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the nominee's qualifications to serve as a director; (d) the name and residence address of the notifying stockholder; and (e) the number of shares owned by the notifying stockholder. Nominations or proposals not made in accordance with these procedures may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that during 2001, all such persons filed such reports on a timely basis.

                                 OTHER MATTERS

         The management of the Company knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented at the meeting, it is the intention of the persons named on the accompanying proxy card to vote such proxies in accordance with their best judgment.



                                 By order of the Board of Directors.




                                 Joseph A. Boyle
                                 Chairman, President and Chief Executive Officer

April 30, 2002

                                                                      Appendix A

                                   PROXY CARD
                        AFFINITY TECHNOLOGY GROUP, INC.
                    1122 Lady Street, 11th Floor, Suite 1145
                               Columbia, SC 29201

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph A. Boyle and S. Sean Douglas as agents, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Affinity Technology Group, Inc. held by the undersigned on April 9, 2002 at the 2002 Annual Meeting of the Stockholders to be held on May 30, 2002 at 9:00 a.m. at Embassy Suites, 200 Stoneridge Drive, Columbia, South Carolina, 29210 and at any adjournment thereof.

                                (see other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


            [X] Please mark your votes as indicated in this example.

1.       ELECTION OF DIRECTORS

         [  ] FOR all nominees listed (except as marked to the contrary)

         [  ] WITHHOLD AUTHORITY to vote for all nominees listed

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

      --------------------------------------------------------------------
      Joseph A. Boyle, Wade H. Britt III, Robert M. Price, Peter R. Wilson


2. PROPOSAL TO RATIFY THE APPOINTMENT OF SCOTT McELVEEN LLP, INDEPENDENT AUDITORS, FOR THE YEAR ENDING DECEMBER 31, 2002.

         [  ]  FOR             [  ]  AGAINST               [  ]  ABSTAIN


3. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly dated and executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for all the nominees for director named above and for Proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_________________________________________
Signature

_________________________________________
Signature if held jointly

DATED:  _______________________________, 2002

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE